Exhibit 99.3
Shareholder Meeting October 11, 2007

This presentation contains forward-looking statements and information that are based on management's current expectations as of the date of this document. When used in this report,the words "anticipate," "believe," "estimate," "intend" and "expect" and similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to risks, uncertainties,assumptions and other factors that may cause the actual results to be materially different from those reflected in such forward-looking statements. These factors include, among others, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement (the "Merger Agreement") for the buyer group (the "Buyer Group") led by J.C. Flowers & Co. ("J.C. Flowers"), Bank of America (NYSE:BAC) and JPMorgan Chase (NYSE:JPM) to acquire (the "Merger") SLM Corporation, more commonly known as Sallie Mae, and its subsidiaries (collectively, "the Company"); the outcome of any legal proceedings that may be instituted by us or against us and others relating to the Merger Agreement; the inability to complete the Merger due to the failure to obtain shareholder approval or the failure to satisfy other conditions to completion of the Merger; the failure to obtain the necessary debt financing arrangements set forth in commitment letters received in connection with the Merger; the effect of the announcement of the Merger on our customer relationships, operating results and business generally; the amount of the costs, fees, expenses and charges related to the Merger and the actual terms of certain financings that will be obtained for the Merger; the impact of the substantial indebtedness incurred to finance the consummation of the Merger; increased costs, fees, expenses or other charges related to the interim asset-backed commercial paper facilities extended by Bank of America and JPMorgan Chase for use during the period between executing the Merger Agreement and the closing of the Merger, including any potential foreclosure on the student loans under those facilities following their termination; if the Merger Agreement is terminated, increased financing costs and more limited liquidity; changes in the terms of student loans and the educational credit marketplace arising from the implementation of applicable laws and regulations and from changes in these laws and regulations, which may reduce the volume, average term and yields on student loans under the Federal Family Education Loan Program ("FFELP") or result in loans being originated or refinanced under non-FFELP programs or may affect the terms upon which banks and others agree to sell FFELP loans to the Company. In addition, a larger than expected increase in third party consolidations of our FFELP loans could materially adversely affect our results of operations. The Company could also be affected by changes in the demand for educational financing or in financing preferences of lenders, educational institutions, students and their families; incorrect estimates or assumptions by management in connection with the preparation of our consolidated financial statements; changes in the composition of our Managed FFELP and Private Education Loan portfolios; a significant decrease in our common stock price, which may result in counterparties terminating equity forward positions with us, which, in turn, could have a materially dilutive effect on our common stock; changes in the general interest rate environment and in the securitization markets for education loans, which may increase the costs or limit the availability of financings necessary to initiate, purchase or carry education loans; changes in projections of losses from loan defaults; changes in prepayment rates and credit spreads; and changes in the demand for debt management services and new laws or changes in existing laws that govern debt management services. The Company does not undertake any obligation to update or revise these forward looking statements to conform the statement to actual results or changes in the Company's expectations. Forward Looking Statements

Non-GAAP Financial Measures - The following presentation includes non-GAAP performance measures. A presentation of the most comparable GAAP financial measures and a reconciliation of the non-GAAP performance measures to the most directly comparable GAAP financial measures are included in the our most recent quarterly earnings release, quarterly earnings report on Form 10-Q and annual report on Form 10-K, which are available on our website at (http://www2.salliemae.com/investors/stockholderinfo/earningsinfo) and (http://www2.salliemae.com/investors/stockholderinfo/secfilings) and on the SEC's website (http://www.sec.gov). U.S. Government Guaranteed Student Loans - The following presentation contains references to U.S. Government guaranteed student loans. All such references are to loans made in compliance with the Federal Family Education Loan Program ("FFELP"), under Title IV of the Higher Education Act, to finance educational costs. As more fully described in our most recent quarterly earnings release, quarterly earnings report on Form 10-Q and annual report on Form 10-K, available on our website at (http://www2.salliemae.com/investors/stockholderinfo/earningsinfo) and (http://www2.salliemae.com/investors/stockholderinfo) and on the SEC's website (http://www.sec.gov), the federal guarantee of FFELP loans is conditioned on loans being originated, disbursed and serviced in accordance with ED regulations. In addition, unless a loan default results from the borrower's death, disability or bankruptcy, the federal government guarantees only 98 percent of the principal balance (97 percent on loans disbursed after July 1, 2006) plus accrued interest and the holder of the loan generally must absorb the two percent (three percent after July 1, 2006) not guaranteed as a loss on the loan ("Risk Sharing"). FFELP loans serviced by a servicer that has an Exceptional Performer designation from the U.S. Department of Education are not subject to Risk Sharing and receive 100% reimbursement on default claims (99 percent reimbursement on default claims filed after July 1, 2006). Additional Information - The following presentation contains certain information about the Company that management believes is important to investors, but should be read in conjunction with other material information about the Company, including, but not limited to, the operational, market and interest rate, political and regulatory, liquidity, credit, and consolidation loan refinancing risks that the Company faces. For a discussion of the risks described above as well as additional information about the Company you should refer to our most recent quarterly earnings release, quarterly report on Form 10-Q and annual report on Form 10-K, available on our website at (http://www2.salliemae.com/investors/stockholderinfo/earningsinfo) and (http://www2.salliemae.com/investors/stockholderinfo/secfilings) and on the SEC's website (http://www.sec.gov). For a discussion of the specific characteristics of any specific security, you should refer to the pricing supplement, prospectus supplement and/or prospectus applicable to that security. Disclosures

EPS $.70 before non-recurring items and merger-related costs FFELP Origination Volume Increased 15% in Q3 07 Future growth both organic and market share driven Portfolio consolidations down nearly 50% 2008 FFELP growth mid to high teens vs. current ytd of 10% Private Lending Not-for-profit undergraduate volume up 18% 2008 Private growth expected to be high teens to 20% Private Credit Quality Q307 provision down $90 million Charge-offs and delinquency rates are trending lower as expected Expected charge-off rate and greater than 90-day delinquencies around 3% Q3 Core Earnings Results Show Foundation for Future Growth

Q3 Core Earnings Results Show Foundation for Future Growth (cont.) Student Loan Margin Student loan spread remained stable at 1.81%1 Private spread of 5.43% 2008 student loan spread in high 170's to low 180's Fee Income Record portfolio purchases in the quarter APG is poised to take advantage of credit environment 2008 APG revenue growth in the mid teens Expenses Q307 expense growth of 6% 2008 expense growth in high single digits Liquidity Over $29 billion of primary and $16 billion of stand-by liquidity Access to term ABS markets 1Excluding wholesale consolidation loans and Interim ABCP Facility Fees

Legislation and Market Disruption Will Lead to Market Share Gains Price competition is neutralized Competitors will exit as a result of lower margins FFELP/DL cost debate ends Scale and depth uniquely positions SLM for future growth

Demonstrated Ability to Grow Market Share Federal Student Loan Originations Federal Student Loan Originations Federal Student Loan Originations Federal Student Loan Originations Federal Student Loan Originations Federal Student Loan Originations Rank Lender 2006 Market Share 2003 Market Share 2000 Market Share 1997 Market Share Sallie Mae Preferred Channel 27% 25% 17% 0% 1 Federal Govt 21% 26% 32% 34% 2 Sallie Mae Brands 12% 7% 3% 0% 3 Citibank 6% 7% 6% 6% 4 Bank One / Chase 6% 13% 12% 10% 5 Bank of America 5% 5% 5% 2% 1 From Department of Education Top Originators of FFELP Loans. All figures for federal fiscal year ended September 30 In the three years following the introduction of DL, 36% of lenders left the business In the three years following the introduction of DL the top 25 lenders increased their FFELP market share from 54% to 66%

GAAP to Core Earnings EPS Reconciliation